Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of January 16, 2024, by and among EQT CORPORATION, a Pennsylvania corporation (“Borrower”), each Lender under the Existing Credit Agreement party hereto (collectively, the “Third Amendment Consenting Lenders” and individually, a “Third Amendment Consenting Lender”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.            Borrower, Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of November 9, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of December 23, 2022, as amended by that certain Second Amendment to Credit Agreement dated as of April 25, 2023 and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

B.            Borrower has requested that the Existing Credit Agreement be amended and modified as described herein.

C.            Borrower, Administrative Agent, and the Third Amendment Consenting Lenders have agreed, upon the following terms and conditions, to amend the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.              Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement.

2.              Prepayment, Assignment and Reallocation of Term Loans.

(a)            Substantially simultaneously with the Third Amendment Effective Date (as defined below), the Borrower will have closed an issuance of senior notes (the “Notes Offering”). The Borrower will make a prepayment of the Committed Loans such that the outstanding principal amount of the Committed Loans does not exceed $750 million accompanied by a payment of all accrued and unpaid interest to be paid solely with respect to such outstanding amounts owed to the Exiting Lenders (as defined below) (the “Paydown”). This prepayment shall be applied to the Committed Loans of the Third Amendment Consenting Lenders and the Exiting Lenders in accordance with their respective Pro Rata Shares, as outlined in Section 2.05(a) of the Existing Credit Agreement. The Third Amendment Consenting Lenders (i) waive the payment of any such amounts pursuant to Section 3.05(b) of the Existing Credit Agreement in connection with such prepayment, (ii) consent to one (1) Business Day’s notice of such prepayment notwithstanding the requirement for three (3) Business Days’ in Section 2.05(a)(i)(A) of the Existing Credit Agreement and (iii) waive the requirement to pay accrued and unpaid interest required to be paid in connection with an optional prepayment pursuant to Section 2.05(a) of the Existing Credit Agreement in connection with such prepayment, except with respect to such accrued interest to be paid to the Exiting Lenders (it being understood and agreed that no interest is being waived and interest that has been accrued and is not being paid in connection with this such optional prepayment shall be payable on the next Interest Payment Date).

(b)            Each of Credit Suisse AG, New York Branch, Barclays Bank PLC and Community Bank of Carmichaels, Pa. (the “Exiting Lenders”) hereby assigns and delegates all of its respective Pro Rata Share of the Committed Loans owing to it after giving effect to the Paydown to the other existing Lenders under the facility, and each of the other existing Lenders hereby purchases such Committed Loans on the Third Amendment Effective Date at par value, and the Borrower hereby agrees to pay accrued and unpaid interest to each Exiting Lender as of the date of such assignment (the settlement by the Lenders of such assignments, together with such interest payments, the “Exiting Lender Assignments”). The foregoing assignments and assumptions will be effected pursuant to this Agreement on the basis of the terms, provisions and representations included in the Assignment and Assumption attached as Exhibit D to the Amended Credit Agreement, as if each such party had executed and delivered an Assignment and Assumption in their respective capacities as “Assignor” and “Assignee” (with the Effective Date required to be set forth therein being the Third Amendment Effective Date).

(c)            On the Third Amendment Effective Date and after giving effect to such assignments and assumptions, each party hereto agrees that the Loans of each Lender shall be as set forth on Schedule 2.01 attached hereto in Annex I, which Schedule supersedes and replaces Schedule 2.01 to the Existing Credit Agreement. It is understood and agreed that such Schedule reflects a paydown of the Loans to an aggregate principal amount of $750,000,000 and to the extent that the Paydown results in an aggregate principal amount of Loans less than $750,000,000 the Loans of each Lender as set forth on such Schedule shall be reduced pro rata.

3.              Amendments to the Credit Agreement. Upon the occurrence of the Third Amendment Effective Date:

(a)            Section 1.01 of the Existing Credit Agreement is hereby amended (the Existing Credit Agreement, as affected and so amended by this Agreement, being referred to as the “Amended Credit Agreement”) by amending and restating the following defined terms as follows:

“Maturity Date” means June 30, 2026.

(b)            Schedule 2.01 to the Existing Credit Agreement is hereby replaced and superseded in its entirety with Schedule 2.01 attached hereto in Annex I.

4.              Closing Date. This Agreement shall be dated (the “Third Amendment Closing Date”) when the Administrative Agent shall have received this Agreement, duly executed and delivered by the Borrower and the Third Amendment Consenting Lenders.

5.              Effectiveness. This Agreement shall be effective on the date (the “Third Amendment Effective Date”) when each of the following conditions is satisfied:

(a)            Fees; Costs and Expenses. The Borrower shall have paid all fees and expenses required to be paid on or before the Third Amendment Effective Date (including, to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date, all Attorney Costs).

(b)            Notes Offering. The Notes Offering shall substantially simultaneously have occurred.

(c)            Paydown and Exiting Lender Assignments. The Paydown and the Exiting Lender Assignments shall have occurred substantially concurrently with the Third Amendment Effective Date.

(d)            Third Amendment Closing Date. The Third Amendment Closing Date shall have occurred.

(e)            Solvency Certificate. The Borrower shall have submitted to the Administrative Agent a solvency certificate substantially in the form of Exhibit F to the Existing Credit Agreement.

(f)             Officer’s Certificate. The Borrower shall have submitted a certificate signed by a Responsible Officer of the Borrower certifying to the accuracy of the representations set forth in paragraphs (c) and (d) of Section 6.

(g)            Secretary’s Certificate. The Borrower shall have submitted such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Borrower is a party;

(h)            Good Standing. The Borrower shall have submitted a certificate of the Pennsylvania Secretary of State evidencing that the Borrower is duly organized or formed, and is validly existing, in good standing under the laws of the State of Pennsylvania;

(i)             Opinion. The Borrower shall have submitted a favorable opinion addressing customary issues of Kirkland & Ellis LLP, special New York counsel to the Borrower, addressed to the Administrative Agent and each Lender, and a favorable opinion addressing customary issues of Morgan, Lewis & Bockius LLP, Pennsylvania counsel to the Borrower, addressed to the Administrative Agent and each Lender; and

(j)             KYC. The Borrower shall have provided to the Administrative Agent and the Lenders at least three (3) Business Days prior to the Third Amendment Effective Date, to the extent requested at least ten (10) Business Days prior to the Third Amendment Effective Date, (i) an executed Certificate of Beneficial Ownership (to the extent required under the Beneficial Ownership Regulation) and such other documentation and other information requested by the Administrative Agent and any Lender in order to comply with the requirements of the USA PATRIOT Act, (ii) the documentation and other information requested by the Administrative Agent in order to comply with all “know your customer” requirements and (iii) all anti-money laundering documentation reasonably requested by the Administrative Agent.

Notwithstanding the foregoing, if the Third Amendment Effective Date has not occurred as of 11:59pm April 30, 2024, this Agreement is null and void

6.              Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and Third Amendment Consenting Lenders as follows:

(a)            Due Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (except such as has been obtained), do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

(b)            Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower, and constitutes a valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.

(c)            Representations and Warranties. The representations and warranties contained in Article V of the Amended Credit Agreement (including without limitation the representation and warranties set forth in Sections 5.04(c) and 5.05 of the Amended Credit Agreement) and the other Loan Documents are true and correct in all material respects (except representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects or if qualified by materiality or material adverse effect, true and correct in all respects; provided that the representation and warranty made in Section 5.12(a) of the Amended Credit Agreement is true and correct in all respects) on and as of the date hereof (except to the extent that any such representation or warranty relates to an earlier date or period, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date or period), and except that for purposes of this Section 6(c), the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement.

(d)            No Event of Default or Default.  No event has occurred and is continuing, or would result from the execution of this Agreement, which constitutes an Event of Default or Default.

7.             Miscellaneous.

(a)            Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Amended Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which the Administrative Agent and Lenders now have or may have in the future under, or in connection with the Amended Credit Agreement, as amended hereby, the Notes, the other Loan Documents or any of the other documents referred to herein or therein. From and after the date of this Agreement, all references in the Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Amended Credit Agreement after giving effect to this Agreement, and each reference to “hereof,” “hereunder,” “herein”, “hereby” or “this Credit Agreement” and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Amended Credit Agreement.

(b)            Ratification. The Existing Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects.

(c)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)            ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(e)            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(f)             WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(g)            Payment of Expenses. Section 10.04 of the Amended Credit Agreement shall apply to this Agreement, mutatis mutandis.

(h)            Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)             Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in Section 1.01 of the Amended Credit Agreement.

(j)             Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(k)            Exiting Lenders. For the avoidance of doubt, each Exiting Lender is executing this Agreement solely in its capacity as an Exiting Lender.

[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

EQT CORPORATION

By:	/s/ Jeremy T. Knop
Name: Jeremy T. Knop
Title: Chief Financial Officer

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Third Amendment to Credit Agreement

PNC bank, national association, as Administrative Agent and as a Third Amendment Consenting Lender

By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Managing Director

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JPMorgan Chase Bank, N.A., as a Third Amendment Consenting Lender

By:	/s/ Sofia Barrera Jaime
Name:	Sofia Barrera Jaime
Title:	Vice President

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MIZUHO BANK, LTD., as a Third Amendment Consenting Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

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ROYAL BANK OF CANADA, as a Third Amendment Consenting Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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MUFG Bank, Ltd., as a Third Amendment Consenting Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Authorized Signatory

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Third Amendment Consenting Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

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Wells Fargo Bank, N.A., as a Third Amendment Consenting Lender

By:	/s/ John Mammen
Name:	John Mammen
Title:	Managing Director

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BANK OF AMERICA, N.A., as a Third Amendment Consenting Lender

By:	/s/ Salman Samar
Name:	Salman Samar
Title:	Director

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BOK Financial, as a Third Amendment Consenting Lender

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	Senior Vice President

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CITIBANK, N.A., as a Third Amendment Consenting Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

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First National Bank of Pennsylvania, as a Third Amendment Consenting Lender

By:	/s/ Paul Wargo
Name:	Paul Wargo
Title:	Corporate Relationship Manager

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Sumitomo Mitsui Banking Corporation, as a Third Amendment Consenting Lender

By:	/s/ Alkesh Nanavaty
Name:	Alkesh Nanavaty
Title:	Executive Director

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The Bank of Nova Scotia, Houston Branch, as a Third Amendment Consenting Lender

By:	/s/ Alex Franks
Name:	Alex Franks
Title:	Director

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Truist Bank, as a Third Amendment Consenting Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Managing Director

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U.S. Bank National Association, as a Third Amendment Consenting Lender

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Vice President

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M&T Bank, as a Third Amendment Consenting Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

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Citizens Bank, N.A., as a Third Amendment Consenting Lender

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Senior Vice President

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Barclays Bank PLC, as a Third Amendment Exiting Lender

By:	/s/ Patty M. Galitis
Name:	Patty M. Galitis
Title:	Authorized Signatory

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Community Bank of Carmichaels, Pa., as a Third Amendment Exiting Lender

By:	/s/ Stephen Cobain
Name:	Stephen Cobain
Title:	Executive Vice President

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Credit Suisse AG, New York Branch, as a Third Amendment Exiting Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Authorized Signatory

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Annex I

SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Percentage
PNC Bank, National Association	$75,000,000.00	10.000000000%
JPMorgan Chase Bank, N.A.	$70,000,000.00	9.333333333%
Mizuho Bank, Ltd.	$70,000,000.00	9.333333333%
Royal Bank of Canada	$70,000,000.00	9.333333333%
MUFG Bank, Ltd.	$50,000,000.00	6.666666667%
The Toronto-Dominion Bank, New York Branch	$50,000,000.00	6.666666667%
Wells Fargo Bank, National Association	$50,000,000.00	6.666666667%
Bank of America, N.A.	$40,000,000.00	5.333333333%
BOK Financial	$40,000,000.00	5.333333333%
Citibank, N.A.	$40,000,000.00	5.333333333%
First National Bank of Pennsylvania	$40,000,000.00	5.333333333%
Sumitomo Mitsui Banking Corporation	$30,000,000.00	4.000000000%
The Bank of Nova Scotia, Houston Branch	$30,000,000.00	4.000000000%
Truist Bank	$30,000,000.00	4.000000000%
U.S. Bank National Association	$30,000,000.00	4.000000000%
M&T Bank, successor by merger to People’s United Bank, N.A.	$25,000,000.00	3.333333334%
Citizens Bank, N.A.	$10,000,000.00	1.333333334%
Total Commitments	$750,000,000.00	100.000000000%